Exhibit 99.3

INDEPENDENT AUDITOR’S REPORT

To the Stockholder of La Rosa Realty Lake Nona, Inc.

Opinion

We have audited the accompanying financial statements of La Rosa Realty Lake Nona, Inc. (a Florida Limited Liability Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of income, changes in stockholder’s deficit, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of La Rosa Realty Lake Nona, Inc. as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of La Rosa Realty Lake Nona, Inc. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about La Rosa Realty Lake Nona, Inc.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

F-1

To the Stockholder of La Rosa Realty Lake Nona, Inc.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of La Rosa Realty Lake Nona, Inc.’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about La Rosa Realty Lake Nona, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Rosenberg Rich Baker Berman, P.A.

Somerset, New Jersey

April 24, 2023

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La Rosa Realty Lake Nona, Inc.

Balance Sheets

	December 31,
	2022	2021
Assets
Current Assets
Cash	$144,559	$138,814
Accounts receivable	166,583	340,557
Other current assets	10,611	12,399
Total Current Assets	321,753	491,770

Right of use asset	445,533	-

Total Assets	$767,286	$491,770

Liabilities and Stockholder's Deficit
Current Liabilities
Accounts payable	$329,582	$408,108
Operating lease liability	74,607	-
Due to related party	-	83,762
Notes payable, current	5,559	11,919
Total Current Liabilities	409,748	503,789

Operating lease liability, net of current	370,926	-
Notes payable, net of current	107,441	121,150
Security deposits payable	2,500	2,500
Total Liabilities	890,615	627,439

Commitments and contingencies (Note 5)

Stockholder's Deficit	(123,329)	(135,669)

Total Liabilities and Stockholder's Deficit	$767,286	$491,770

See notes to the financial statements.

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La Rosa Realty Lake Nona, Inc.

Statements of Income

	Years Ended December 31,
	2022	2021

Revenue	$9,888,547	$10,478,475

Cost of revenue	8,976,222	9,480,249

Gross Profit	912,325	998,226

Operating Expenses
General and administrative expenses	657,763	582,576
Sales and marketing expenses	54,229	47,547
Total Operating Expenses	711,992	630,123

Income From Operations	200,333	368,103

Other Income (Expense)
Forgiveness of debt	20,069	11,700
Other income (expense)	3,977	(785)
Other Income	24,046	10,915

Net Income	$224,379	$379,018

See notes to the financial statements.

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 La Rosa Realty Lake Nona, Inc.

Statement of Changes in Stockholder’s Deficit

Amount

Balance, January 1, 2021	$(33,758)

Stockholder distributions	(480,929)

Net income	379,018

Balance, December 31, 2021	(135,669)

Stockholder distributions	(212,039)

Net income	224,379

Balance, December 31, 2022	$(123,329)

See notes to the financial statements.

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La Rosa Realty Lake Nona, Inc.

Statements of Cash Flows

	Years Ended December 31,
	2022	2021

Cash Flows from Operating Activities
Net Income	$224,379	$379,018
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Forgiveness of debt	(20,069)	(11,700)
(Increase) Decrease in Operating Assets:
Accounts receivable	173,974	(211,352)
Other current assets	1,788	(12,399)
Increase (Decrease) in Operating Liabilities:
Accounts payable and accrued expenses	(78,526)	200,431
Security deposit	-	(50)
Deferred revenue
Due to related party	(83,762)	83,762
Net Cash Provided by Operating Activities	217,784	427,710

Cash Flows from Financing Activities
Proceeds from notes payable	-	20,169
Distributions paid	(212,039)	(480,929)
Net Cash Used in Financing Activities	(212,039)	(460,760)

Net Increase (Decrease) in Cash	5,745	(33,050)
Cash at Beginning of Year	138,814	171,864
Cash at End of Year	$144,559	$138,814

Supplemental Disclosures of Cash Flow Information:
Cash Paid During the Year for:
Interest	$-	$-
Income taxes	$-	$-

See notes to the financial statements.

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La Rosa Realty Lake Nona, Inc.

Notes to the Financial Statements

NOTE 1 - DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

Nature of Operations

La Rosa Reality Lake Nona, Inc. (the "Company") provides residential and commercial real estate brokerage services to the public primarily through sales agents. The Company also provides coaching and support services to agents on a fee basis.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the Company's combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Accounts receivable consist of balances due from agents and commissions from closings. The Company has not recorded allowances due to the Company's historical ability to collect substantially all receivables. In determining collectability, historical trends are evaluated, and specific customer issues are reviewed on a periodic basis to arrive at appropriate allowances.

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La Rosa Realty Lake Nona, Inc.

Notes to the Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurements

The fair value of a financial instrument is the amount that could be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets are marked to bid prices and financial liabilities are marked to offer prices. The fair value hierarchy prioritizes the quality and reliability of the information used to determine fair values. The methodology establishes consistency and comparability by providing a fair value hierarchy that prioritizes the inputs to valuation techniques into three broad levels as follows:

-	Level 1 - Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

-	Level 2 - Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; and

-	Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

ASC 820 requires the use of observable data if such data is available without undue cost and effort. When available, the company uses unadjusted quoted market prices to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. In the event of an other-than-temporary impairment of a non-public equity method investment, the Company uses the net asset value of its investment in the investee, adjusted using discounted cash flows, for the company's estimate of the price that it would consider all factors that would impact the investment's fair value. As of December 31, 2022 and 2021 the Company did not have any assets or liabilities measured at fair value.

Revenue Recognition

The Company applies the provision of Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 606, Revenue from Contracts with Customers ("ASC 606"). The Company measures revenue within the scope of ASC 606 by applying the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies a performance obligation. At contract inception, the Company assesses the goods or services promised within each contract that falls under the scope of ASC 606, determines those that are performance obligations and assesses whether each promised good or service is distinct. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied. The application of these five steps necessitates the development of assumptions that require judgment.

The Company records revenue based upon the consideration specified in the client arrangement, and revenue is recognized when the performance obligations in the client arrangement are satisfied. A performance obligation is a contractual promise to transfer a distinct good or service to the customer. The transaction price of a contract is allocated to each distinct performance obligation and recognized as revenue when or as, the customer receives the benefit of the performance obligation. Under ASC 606, performance obligations are recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration the Company expects to receive in exchange for those goods or services.

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La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

Real Estate Brokerage Services (Residential)

The Company serves as a licensed broker in the areas in which it operates for the purpose of processing residential real estate transactions. This portion of revenue consists of commissions generated from real estate brokerage services. The Company is contractually obligated to provide for the fulfillment of transfers of real estate between buyers and sellers. The Company provides these services itself and controls the services of its agents necessary to legally transfer the real estate. Consequently, the Company is defined as the principal in the transaction. The Company, as principal, satisfies its obligation upon the closing of a real estate transaction. The Company has concluded that agents are not employees of the Company, rather deemed to be independent contractors. Upon satisfaction of its obligation, the Company recognizes revenue in the gross amount of consideration it is entitled to receive. The transaction price is calculated by applying the Company's portion of the agreed-upon commission rate to the property's selling price. The Company may provide services to the buyer, seller, or both parties to a transaction. When the Company provides services to the seller in a transaction, it recognizes revenue for its portion of the commission, which is calculated as the sales prices multiplied by the commission rate for the "buy" side of the transaction. In instances in which the Company represents both the buyer and the seller in a transaction, it recognizes the full commission on the transaction. Commissions revenue contains a single performance obligation that is satisfied upon the closing of a real estate transaction, at which point the entire transaction price is earned. The Company's customers remit payment for the Company's services to the title company or attorney closing the sale of property at the time of closing. The Company receives payment upon close of property within days of the closing of a transaction. The Company is not entitled to any commission until the performance obligation is satisfied and is not owed any commission for unsuccessful transactions, even if services have been provided. In addition to commission, revenue from real estate brokerage services (residential) consists of annual and monthly dues charged to our agents for providing systems, accounting, marketing tools, and compliance services. The annual and monthly dues are recognized each month as the services are provided.

Coaching Services

The Company provides mandatory training and guidance to newly licensed agents for their first three sales transactions. Revenue is recognized based on 10% of the commission earned on these transactions payable upon closing of the transaction. Coaches also provide optional special education services throughout the year to agents.

Real Estate Brokerage Services (Commercial)

The Company serves as a licensed broker in the areas in which it operates for the purpose of processing commercial real estate transactions. This portion of revenue consists of commissions generated from real estate brokerage services. The Company is contractually obligated to provide for the fulfillment of transfers of real estate between buyers and sellers. The Company provides these services itself and controls the services of its agents necessary to legally transfer the real estate. Correspondingly, the Company is defined as the principal. The Company, as principal, satisfies its obligation upon the closing of a real estate transaction. The Company has concluded that agents are not employees of the Company, rather deemed to be independent contractors. Upon satisfaction of its obligation, the Company recognizes revenue in the gross amount of consideration it is entitled to receive. The transaction price is calculated by applying the Company's portion of the agreed-upon commission rate to the property's selling price. The Company may provide services to the buyer, seller, or both parties to a transaction.

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La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition (continued)

Real Estate Brokerage Services (Commercial), continued

When the Company provides services to the seller in a transaction, it recognizes revenue for its portion of the commission, which is calculated as the sales prices multiplied by the commission rate for the "buy" side of the transaction. In instances in which the Company represents both the buyer and the seller in a transaction, it recognizes the full commission on the transaction. Commissions revenue contains a single performance obligation that is satisfied upon the closing of a real estate transaction, at which point the entire transaction price is earned. The Company's customers remit payment for the Company's services to the title company or attorney closing the sale of property at the time of closing. The Company receives payment upon close of property within days of the closing of a transaction at a rate of 10% of the gross commission income. The Company is not entitled to any commission until the performance obligation is satisfied and is not owed any commission for unsuccessful transactions, even if services have been provided.

Revenues from contracts with customers are summarized by category as follows for the years ended December 31:

	2022	2021
Real Estate Brokerage Services (Residential)	$9,840,335	$10,401,187
Coaching Services	47,752	68,217
Real Estate Brokerage Services (Commercial)	460	9,071
Revenue	$9,888,547	$10,478,475

Cost of Revenue

Cost of revenue consists primarily of agent commissions less fees.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2022 and 2021 was $20,064 and $2,000, respectively.

Income Taxes

The Company is taxed as an "S" Corporation under the Internal Revenue Code. The Company’s income is included in the stockholder’s income tax returns. Accordingly, the Company generally is not subject to federal or certain state income taxes.

The Company accounts for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

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La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction.

Leases

In February 2016, the FASB established Topic 842, Leases, by issuing ASU No. 2016-02 (“ASU 2016-02”), which requires lessees to recognize leases on balance sheet and disclose key information about leasing arrangements. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases are classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. The Company adopted ASC 842 as of January 1, 2022 using the modified retrospective basis with a cumulative effect adjustment as of that date. In addition, we elected the package of practical expedients permitted under the transition guidance within the new standard, which allowed us to carry forward the historical determination of contracts as leases, lease classification and not reassess initial direct costs for historical lease arrangements. Accordingly, previously reported financial statements, including footnote disclosures, have not been recast to reflect the application of the new standard to all comparative periods presented.

Operating lease assets are included within operating lease right-of-use assets, and the corresponding operating lease liabilities are recorded as current portion of long-term operating lease, and within long-term liabilities as long-term operating lease, net of current portion on our consolidated balance sheet as of December 31, 2022.

Adoption of the new lease standard on January 1, 2022 had a material impact on our consolidated balance sheet. The most significant impacts related to the recognition of right-of-use ("ROU") asset of $439,682 and lease liability of $439,682 for our operating lease on the consolidated balance sheet. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. The standard did not materially impact our consolidated statement of operations and consolidated statement of cash flows.

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 La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently Issued Accounting Standards

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, that changes the impairment model for most financial assets and certain other instruments. For receivables, loans and other instruments, entities will be required to use a new forward-looking “expected loss” model that generally will result in the earlier recognition of allowance for losses. In addition, an entity will have to disclose significantly more information about allowances and credit quality indicators. The new standard is effective for the Company for fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact of the pending adoption of the new standard on its financial statements and intends to adopt the standard on January 1, 2023.

Subsequent Events Evaluation Date

The Company evaluated the events and transactions subsequent to its December 31, 2022 balance sheet date, in accordance with FASB ASC 855-10-50, “Subsequent Events,” determined there were no significant events to report through April 24, 2023, which is the date the financial statements were available to be issued.

NOTE 3 - CONCENTRATIONS OF BUSINESS AND CREDIT RISK

At times throughout the year, the Company may maintain certain bank accounts in excess of FDIC insured limits of $250,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

At December 31, 2021 the Company owed its sole stockholder $83,762 in unpaid commissions.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company is obligated under a noncancellable operating lease terms for office space, which expires in September 2027 with monthly payments of $8,223, plus certain occupancy expenses as prescribed in the lease, including without limitation certain utility costs. The Company is also obligated under a noncancellable operating lease terms for office equipment, which expires in November 2026 with monthly payments of $429. Rent expense under all leases for the years ended December 31, 2022 and 2021 was $143,799 and $125,764, respectively.

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La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 5 - COMMITMENTS AND CONTINGENCIES (continued)

The balances for operating leases where the Company is the lessee are presented as follows within the balance sheet:

Operating leases:	December 31, 2022
Assets:
Operating lease right-of-use asset	$445,533
Liabilities:
Current portion of long-term operating lease	74,607
Long-term operating lease, net of current portion	370,926
$445,533

The components of lease expense are as follows within our statement of income:

December 31, 2022
Operating lease right-of-use asset	$90,742

Other information related to leases where we are the lessee is as follows:

December 31, 2022
Weighted-average remaining lease term:
Operating leases	4.71 years

Discount rate:
Operating leases	4.14%

Supplemental cash flow information related to leases where we are the lessee is as follows:

December 31, 2022
Cash paid for amounts included in the measurements of lease liabilities:	$91,944

As of December 31, 2022, the maturities of our operating lease liability are as follows:

Year Ended:	December 31, 2022
December 31, 2023	$104,574
December 31, 2024	104,574
December 31, 2025	104,574
December 31, 2026	103,451
December 31, 2027	74,002
Total minimum lease payments	491,175
Less: Interest	(45,642)
Present value of lease obligations	445,533
Less: Current portion	(74,607)
Long-term portion of lease obligations	$370,926

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La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 6 - DEBT

Notes Payable

The Company's notes payable balance consists of the following at December 31:

	2022	2021
Paycheck Protection Program Loans	$-	$20,069
Economic Injury Disaster Loans	113,000	113,000
Total Notes Payable	113,000	133,069
Less: Current Portion	(5,559)	(11,919)
Notes Payable - Long Term	$107,441	$121,150

Paycheck Protection Program Loan

On May 4, 2020, the Company received loan proceeds under the Paycheck Protection Program pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) as administered by the U.S. Small Business Administration (the “SBA”) in the principal amount of $11,700 (the “PPP Loan”). On March 29, 2021, the Company and the SBA amended the loan and the Company received additional proceeds in the amount of $20,069. The Loan, as amended matures on January 4, 2025 and bears interest at a rate of 1.00% per annum. The Lender will have 90 days to review borrower’s forgiveness application and the United States Small Business Administration ("SBA") will have an additional 60 days to review the Lender’s decision as to whether the borrower’s loan may be forgiven. Under the CARES Act, loan forgiveness is available for the sum of documented payroll costs, covered rent payments, covered utilities, and certain covered mortgage interest payments during the twenty-four week period beginning on the date of first disbursement of the PPP Loan.

For purposes of the CARES Act, payroll costs exclude compensation of an individual employee earning more than $100,000, prorated annually. Not more than 40% of the forgiven amount may be for non-payroll costs. Forgiveness is reduced if full-time headcount declines, or if salaries and wages for employees with salaries of $100,000 or less annually are reduced by more than 25%. The original loan of $11,700 was forgiven in 2021 and the additional amount of $20,069 was forgiven in 2022.

Economic Injury Disaster Loan

On June 22, 2020, the Company received proceeds from an Economic Injury Disaster Loan ("EIDL" or "the "Loan") from the Small Business Administration ("SBA"), in the amount of $113,000. The Loan, which is in the form of a promissory note dated June 22, 2020, matures on June 22, 2050 and bears interest at a rate of 3.75% per annum. Payments are to be made monthly beginning as of June 22, 2022. Each payment is to be applied first to the interest accrued to the date of receipt of each payment, and the remaining balance, if any, will be applied to the principal. The loan terms provide for a collateral interest for the SBA, and limits the use of proceeds to working capital to alleviate the effects of COVID-19 on the Company's economic condition. Unlike the Paycheck Protection Program ("PPP"), established as part of the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") enacted March 27, 2020, the EIDL program does not currently provide a mechanism for loan forgiveness.

Future maturities of the loan payable, if not forgiven, are as follows:

Year ending December 31,
2023	$5,559
2024	2,312
2025	2,408
2026	2,507
2027	2,610
Thereafter	97,604
$113,000

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La Rosa Reality Lake Nona, Inc.

Notes to the Financial Statements

NOTE 7 - SUBSEQUENT EVENTS

On January 6, 2022, and later amended September 15, 2022, the Company and its stockholder's entered into an agreement with La Rosa Holdings Corp. pursuant to which La Rosa Holdings Corp. will acquire 51% of the equity interest in La Rosa Realty Lake Nona, Inc. La Rosa Franchising LLC, with whom, the Company entered into a franchise agreement with in 2019 is a wholly owned subsidiary of La Rosa Holdings Corp. The agreement will close within five days an underwritten initial public offering of La Rosa Holdings Corp.

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